Other investments	12 Months Ended
Dec. 31, 2020
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Other investments
22. Other investments

	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2020 £m	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2019 £m
At 1 January	1,781	56	1,837	1,250	72	1,322
Additions	409	3,205	3,614	274	3	277
Net fair value movements through Other comprehensive income	1,318	—	1,318	314	—	314
Net fair value movements through profit or loss	—	(438)	(438)	—	(14)	(14)
Disposals and settlements	(569)	(2,702)	(3,271)	(57)	(5)	(62)

At 31 December	2,939	121	3,060	1,781	56	1,837

Other investments comprise
non-current
equity investments which are recorded at fair value at each balance sheet date. For investments traded in an active market, the fair value is determined by reference to the relevant stock exchange quoted bid price. For other investments, the fair value is estimated by management with reference to relevant available information, including the current market value of similar instruments, recent financing rounds and discounted cash flows of the underlying net assets. Net fair value movements include the impact of exchange (losses of £91 million through Other comprehensive income and £nil through profit or loss) (2019 – losses of £66 million and £2 million respectively). Other investments include listed investments of £2,281 million (2019 – £1,128 million).
GSK has elected to designate the majority of its equity investments as measured at fair value through other comprehensive income (FVTOCI). The most significant of these investments held at 31 December 2020 were in CureVac AG in which the Group holds 8.4% of the common stock, Crispr Therapeutics AG in which the Group holds 4.6%, Lyell Immunopharma, Inc. in which the Group holds 11.7%, 23andMe, Inc. in which the Group holds 12.4% and Turning Point Therapeutics, Inc. in which the Group holds 4.7%. These investments had a fair value at 31 December 2020 of £887 million, £361 million (2019 – £148 million), £261 million (2019 – £155 million), £220 million (2019 – £227 million) and £201 million (2019 – £102 million) respectively. The other investments include equity stakes in companies with which GSK has research collaborations and in companies which provide access to biotechnology developments of potential interest. In June 2020, GSK issued US$ US notes which are exchangeable at the option of the note holders at any time until maturity of the notes in June 2023 for shares held by GSK in Theravance Biopharma, Inc. Upon exchange of the notes, GSK expects to deliver the shares but may, at its option under certain circumstances, deliver cash or a combination of Theravance Biopharma shares and cash. The Theravance Biopharma shares are measured at FVTOCI and had a fair value at 31 December 2020 of £126 million.
On disposal of equity investments measured at FVTOCI, the accumulated fair value movements are reclassified from the fair value reserve to retained earnings. Investments with a fair value of £569 million (2019 – £57 million) were disposed of during the year. The cumulative gain on these investments after tax was £163 million (2019 – £4 million).
Certain other investments, such as investments in funds with limited lives and investments acquired with an intention to sell, are measured at fair value through profit or loss (FVTPL). Additions and disposals of investments measured at FVTPL in 2020 include the acquisition of shares in Hindustan Unilever Limited on the merger of GSK’s Indian listed Consumer Healthcare entity with Hindustan Unilever and the subsequent divestment of those shares.